UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 11, 2012

SUMMIT HOTEL PROPERTIES, INC.
 (Exact Name of Registrant as Specified in its Charter)

Maryland (State or Other Jurisdiction of Incorporation or Organization)	001-35074 (Commission File Number)	27-2962512 (I.R.S. Employer Identification No.)

SUMMIT HOTEL OP, LP
(Exact Name of Registrant as Specified in its Charter)

Delaware (State or Other Jurisdiction of Incorporation or Organization)	000-54273 (Commission File Number)	20-0617340 (I.R.S. Employer Identification No.)

2701 South Minnesota Avenue, Suite 6
Sioux Falls, South Dakota 57105
(Address of Principal Executive Offices) (Zip Code)

(605) 361-9566
(Registrants’ telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 240.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.   Entry into a Material Definitive Agreement.

Please see the information in Item 5.03 below, which is incorporated by reference herein.

Item 5.03.   Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On April 11, 2012, Summit Hotel GP, LLC (“Summit GP”), a wholly owned subsidiary of Summit Hotel Properties, Inc. (“Summit”) and the sole general partner of Summit Hotel OP, LP (the “Operating Partnership”),  on its own behalf as general partner of the Operating Partnership and on behalf of the limited partners, executed the Second Amendment (the “Second Amendment”) to the First Amended and Restated Agreement of Limited Partnership, as amended by the First Amendment thereto (the “Limited Partnership Agreement”). The Second Amendment was made effective as of October 26, 2011.

The purpose of the Second Amendment was to clarify certain tax allocation and capital account maintenance provisions of the Limited Partnership Agreement.  Specifically, the Second Amendment:

•
corrected a drafting error in the First Amendment that could have resulted in Summit, as the holder of the Operating Partnership’s Series A preferred units, which the Operating Partnership issued to Summit in connection with Summit’s public offering of Series A preferred stock in October 2011, receiving allocations of profits and loss in excess of the preferred return on the Series A preferred units;

•
provides Summit GP the discretion not to revalue the property of the Operating Partnership for capital account purposes in connection with certain issuances of additional partnership units of the Operating Partnership; and

•
memorializes the Operating Partnership’s allocation of profit and loss among the partners of the Operating Partnership as though its taxable year had ended on February 14, 2011, the closing date of Summit’s initial public offering and the date on which the Operating Partnership first issued common units to the Operating Partnership’s partners, including Summit and Summit GP.

The Second Amendment is attached hereto as Exhibit 3.1 and is incorporated into this Item 5.03 by this reference.

Item 9.01    Financial Statements and Exhibits

(d)  Exhibits.

3.1	Second Amendment to First Amended and Restated Agreement of Limited Partnership of Summit Hotel OP, LP, dated April 11, 2012 and effective as of October 26, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUMMIT HOTEL PROPERTIES, INC.

	By:	/s/ Christopher R. Eng
Name: Christopher R. Eng
Date: April 16, 2012	Title: Vice President, General Counsel and Secretary

SUMMIT HOTEL OP, LP

By: Summit Hotel Properties, Inc., its General Partner

	By:	/s/ Christopher R. Eng
Name: Christopher Eng
Date: April 16, 2012	Title: Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Description

3.1	Second Amendment to First Amended and Restated Agreement of Limited Partnership of Summit Hotel OP, LP, dated April 11, 2012 and effective as of October 26, 2011.